UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8-K


                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)   October 28, 1999


                     MONARCH CASINO & RESORT, INC.
          (Exact name of Registrant as specified in charter)


                                NEVADA
             (State or other jurisdiction of incorporation)


     0-22088                                        88-0300760
Commission File No.                                IRS Employer
                                                Identification No.


1175 W. Moana Lane, Suite 200
Reno, Nevada                                            89509
(Address of principal executive offices)              (Zip code)


   Registrant's telephone number, including area code:  (775) 825-3355

                            NOT APPLICABLE
      (Former name or former address, if changed since last report)



THIS DOCUMENT CONSISTS OF 5 PAGES.  THE EXHIBIT INDEX IS ON PAGE 4.









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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     A. Effective October 28, 1999, Monarch Casino & Resort, Inc. (the "Company") mutually agreed with its independent accountants, Grant Thornton LLP ("Grant Thornton"), that Grant Thornton would no longer serve as the independent accountants for the Company. Grant Thornton's reports on the financial statements for the Company's fiscal years ended December 31, 1997, and 1998, did not contain any adverse opinions, nor disclaimer of opinions, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.
     During the Company's fiscal years ended December 31, 1997 and 1998 and the quarters ended March 31, 1999, June 30, 1999, and September 30, 1999, the Company had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to issue a qualified audit opinion.
     Grant Thornton has not advised the Company of the following reportable events: 1)Lack of adequate internal controls necessary to develop reliable financial statements; 2) That based on information coming to Grant Thornton's attention, it is no longer able to rely on management representations, or it is no longer willing to be associated with the financial statements prepared by management; or 3) Any unresolved material issues as to audit scope, the fairness or reliability of audit reports or financial statements, or the ability to rely on management representations or be associated with the registrant's financial statements, which issues were not resolved due to the change of accountants.

     B. Effective October 28, 1999, the Company engaged the accounting firm of Arthur Andersen & Co., Las Vegas, Nevada, to audit the Company's financial statements for the fiscal year ending December 31, 1999.
     During the fiscal years ended December 1997 and 1998, and up to the date of appointment, the Company has not consulted Arthur Andersen & Co. regarding the application of accounting principles to any completed or proposed transaction, nor the type of audit opinion that it might give. Arthur Andersen & Co. has provided tax advice and prepared tax returns for the Company for 1997 and 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.
               Not applicable
     (b)  Pro Forma Financial Information.
               Not applicable
     (c)  Exhibits.
               Exhibit 1 - Letter of Grant Thornton, LLP


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MONARCH CASINO & RESORT, INC.

                                    (Registrant)


Date:  November 3, 1999             By:  /s/ Ben Farahi
                                    ----------------------------------

                                    Ben Farahi
                                    Chief Financial Officer

































                                  -3-
EXHIBIT INDEX


Exhibit No.       Description                                Page

1                 Letter of Grant Thornton, LLP               5














































                                  -4-
Exhibit A to Form 8-K





November 3, 1999

Securities and Exchange Commission
Washington, D.C.   20549

Gentlemen:

     We have read Item 4 of the Form 8-K dated November 3, 1999, of Monarch Casino & Resort, Inc. and are in agreement with the statements contained in Section A thereto. We have no basis to agree or disagree with the other statements of the registrant contained therein.

Very truly yours,


/s/ Grant Thornton, LLP
---------------------------
Grant Thornton, LLP



























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